UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2005

Xethanol Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50154	84-1169517
(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 723-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS

On December 5, 2005, Xethanol Corporation, a Delaware corporation (“Xethanol”), issued a press release announcing the finalization of a Cooperative Research and Development Agreement with USDA Forest Service, Forest Products Laboratory located in Madison, Wisconsin. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibits are attached to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated December 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

XETHANOL CORPORATION

Date: December 7, 2005	By:	/s/ Lawrence S. Bellone
Lawrence S. Bellone
Chief Financial Officer